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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  September 29, 2000
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                           DISPLAY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


    Nevada                          0-14427                     33-2286268
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)



                  5029 Edgewater Drive, Orlando, Florida   32810
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               (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code         (407) 521-7477
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                                 Not Applicable
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          (Former name or former address, if changed since last report)





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ITEM 5.       OTHER EVENTS

              On September 29, 2000, Display Technologies, Inc. issued a press release, a copy of which is attached as Exhibit 20.1 and filed with this Report.




ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)  EXHIBITS.

                   20.1     Registrant's press release dated September 29, 2000.






                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DISPLAY TECHNOLOGIES, INC.
                                              (Registrant)


Date: September 29, 2000                      By: /S/ MARSHALL S. HARRIS
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                                                  Marshall S. Harris
                                                  Vice President, Secretary and
                                                  General Counsel









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